EXECUTION VERSION

AMENDMENT NO. 1
Dated as of April 29, 2020
to
CREDIT AGREEMENT
Dated as of May 15, 2019
THIS AMENDMENT NO. 1 (this “Amendment”) is made as of April 29, 2020 by and among Plexus Corp., a Wisconsin corporation (the “Company”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent’), under that certain Credit Agreement dated as of May 15, 2019 by and among the Company, the Subsidiary Borrowers from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Amended Credit Agreement (as defined below).
WHEREAS, the Company has requested that the requisite Lenders and the Administrative Agent agree to provide for a delayed draw term loan facility and make certain other amendments to the Existing Credit Agreement; and
WHEREAS, the Company, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.
1.Amendments to the Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below (the “Amendment No. 1 Effective Date”), the parties hereto agree that the Existing Credit Agreement and certain of the Schedules and Exhibits thereto are hereby amended to delete the stricken text (indicated in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated in the same manner as the following example: double-underlined text) as set forth on Exhibit A hereto (the Existing Credit Agreement and such Schedules and Exhibits as so modified and amended, collectively, the “Amended Credit Agreement”).
2.    Conditions of Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:
(a)    The Administrative Agent (or its counsel) shall have received either (i) counterparts of this Amendment duly executed by the Company, the Term Lenders, the Required Lenders under the Existing Credit Agreement and the Administrative Agent or (ii) written evidence satisfactory to the

Administrative Agent (which may include facsimile or electronic transmission of an executed signature page of this Amendment) that such parties have executed counterparts of this Amendment.
(b)    The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Amendment No. 1 Effective Date) of Foley & Lardner LLP, counsel for the Company, covering such matters relating to the Company, the Amended Credit Agreement and the other Loan Documents and the transactions contemplated hereby as the Administrative Agent shall reasonably request. The Company hereby requests such counsel to deliver such opinion.
(c)    The Administrative Agent shall have received from the Company a certificate, executed by an authorized officer of the Company, certifying that, immediately before and upon giving effect to the terms of this Amendment and the transactions contemplated hereby, (i) no Default or Event of Default exists or would result therefrom, (ii) the representations and warranties contained in Article V of the Amended Credit Agreement are (x) with respect to any representations or warranties that contain a materiality qualifier, true and correct in all respects as of the date hereof, except in the case of any such representation and warranty that expressly relates to an earlier date, in which case such representation and warranty was true and correct in all material respects as of such earlier date and (y) with respect to any representations or warranties that do not contain a materiality qualifier, true and correct in all material respects as of the date hereof, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects on and as of such earlier date, and (iii) the Company is in compliance (on a pro forma basis reasonably acceptable to the Administrative Agent) with the covenants contained in Section 6.18 of the Amended Credit Agreement, which certificate shall be in form and substance reasonably satisfactory to the Administrative Agent.
(d)    The Administrative Agent shall have received a Certificate of the Secretary or an Assistant Secretary of the Company (i) certifying (w) that there have been no changes in the charter document of the Company, as attached thereto and as certified as of a recent date by the Secretary of State (or analogous governmental entity) of the jurisdiction of its organization, since the date of the certification thereof by such governmental entity, (x) the Operating Agreement or other organizational document, as attached thereto, of the Company as in effect on the date of such certification, (y) resolutions of the Board of Directors or other governing body of the Company authorizing the execution, delivery and performance of each Loan Document to which it is a party, and (z) the names and true signatures of the incumbent officers of the Company authorized to sign the Loan Documents to which it is a party, and authorized to request an Advance or the issuance of a Facility LC under the Amended Credit Agreement, and (ii) attaching the Good Standing Certificate (or analogous documentation if applicable) for the Company from the Secretary of State (or analogous governmental entity) of the jurisdiction of its organization, to the extent generally available in such jurisdiction.
(e)    To the extent requested 10 days prior to the Amendment No. 1 Effective Date, the Administrative Agent shall have received, at least five days prior to the Amendment No. 1 Effective Date, all documentation and other information regarding the Company and the Guarantors requested in connection with applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act.
(f)    To the extent requested 10 days prior to the Amendment No. 1 Effective Date, the Administrative Agent and each requesting Lender shall have received, at least five days prior to the Amendment No. 1 Effective Date, in connection with applicable “beneficial ownership” rules and regulations, a customary certification regarding beneficial ownership or control of the Company in a form reasonably satisfactory to the Administrative Agent and each requesting Lender (it being understood that, upon the execution and delivery by any Lender of its signature page to this Amendment, the condition set forth in this clause (f) shall be deemed to be satisfied as to such Lender).
(g)    The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Amendment No. 1 Effective for the account of each Term Lender and the Administrative Agent and its affiliates, including, to the extent invoiced at least one (1) Business Day prior to the Amendment No. 1 Effective Date, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Company under the Amended Credit Agreement.
The Administrative Agent shall notify the Company and the Lenders of the Amendment No. 1 Effective Date, and such notice shall be conclusive and binding.
3.    Representations and Warranties of the Company. The Company hereby represents and warrants as follows:
(a)    This Amendment and the Amended Credit Agreement constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and general principles of equity.
(b)    As of the date hereof and immediately after giving effect to the terms of this Amendment and the transactions contemplated hereby, (i) no Default or Event of Default exists or would result therefrom, (ii) the representations and warranties contained in Article V of the Amended Credit Agreement are (x) with respect to any representations or warranties that contain a materiality qualifier, true and correct in all respects as of the date hereof, except in the case of any such representation and warranty that expressly relates to an earlier date, in which case such representation and warranty was true and correct in all material respects as of such earlier date and (y) with respect to any representations or warranties that do not contain a materiality qualifier, true and correct in all material respects as of the date hereof, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects on and as of such earlier date, and (iii) the Company is in compliance (on a pro forma basis reasonably acceptable to the Administrative Agent) with the covenants contained in Section 6.18 of the Amended Credit Agreement.
4.    Reference to and Effect on the Existing Credit Agreement.
(a)    Upon the effectiveness hereof, each reference to the Existing Credit Agreement in the Existing Credit Agreement or any other Loan Document shall mean and be a reference to the Amended Credit Agreement.
(b)    The Existing Credit Agreement (as amended hereby) and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
(c)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Existing Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.
(d)    This Amendment is a Loan Document.

5.    Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of Wisconsin.
6.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
7.    Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or other electronic transmission shall have the same force and effect as manual signatures delivered in person. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, or any other state laws based on the Uniform Electronic Transactions Act.
[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

PLEXUS CORP.,
as the Company

By:/s/ Patrick J. Jermain
Name: Patrick J. Jermain
Title: Executive Vice President and Chief Financial Officer

Signature Page to
Amendment No. 1 to Credit Agreement
Plexus Corp.

JPMORGAN CHASE BANK, N.A.,
individually as a Lender and as Administrative Agent

By:/s/ Maria Riaz
Name: Maria Riaz
Title: Vice President

Signature Page to
Amendment No. 1 to Credit Agreement
Plexus Corp.

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:/s/ Terrence Ward
Name: Terrence Ward
Title: Senior Vice President

Signature Page to
Amendment No. 1 to Credit Agreement
Plexus Corp.

PNC BANK NATIONAL ASSOCIATION,
as a Lender

By:/s/ Joseph Vehec
Name: Joseph Vehec
Title: Vice President

Signature Page to
Amendment No. 1 to Credit Agreement
Plexus Corp.

BANK OF AMERICA, N.A.,
as a Lender

By:/s/ Steven K. Kessler
Name: Steven K. Kessler
Title: Senior Vice President

Signature Page to
Amendment No. 1 to Credit Agreement
Plexus Corp.

MUFG BANK, LTD.,
as a Lender

By:/s/ Marlon Mathews
Name: Marlon Matthews
Title: Director

Signature Page to
Amendment No. 1 to Credit Agreement
Plexus Corp.

HSBC BANK USA, N.A.,
as a Lender

By:/s/ Kyle Patterson
Name: Kyle Patterson
Title: Senior Vice President

Signature Page to
Amendment No. 1 to Credit Agreement
Plexus Corp.

BANK OF THE WEST,
as a Lender

By:/s/ David Wang
Name: David Wang
Title: Director

Signature Page to
Amendment No. 1 to Credit Agreement
Plexus Corp.

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:/s/ Miranda Crevier
Name: Miranda Crevier
Title: Authorized Officer

Signature Page to
Amendment No. 1 to Credit Agreement
Plexus Corp.

ASSOCIATED BANK, N.A.
as a Lender

By:/s/ Julian S. LaMue
Name: Julian S. LaMue
Title: Senior Vice President

Signature Page to
Amendment No. 1 to Credit Agreement
Plexus Corp.

Exhibit A

Amendments to Existing Credit Agreement

[Attached]